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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       December 16, 1999
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                             Multi-Color Corporation
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            Ohio                        0-16148                31-1125853
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(STATE OR OTHER JURISDICTION          (COMMISSION            (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NO.)



205 W. Fourth Street, Suite 1140, Cincinnati, Ohio                   45202
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)



Registrant's telephone number, including area code        513/381-1480
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No change.
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MULTI-COLOR CORPORATION


By: /s/ Dawn H. Bertsche
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Name:   Dawn H. Bertsche
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Title:  Vice President-Finance/CFO
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Date: December 29, 1999